SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 8, 2013
(Date of earliest event reported)

First Northern Community Bancorp
(Exact name of registrant as specified in its charter)

California  68-0450397
(State of Incorporation) (IRS Employer ID Number)

000-30707
(Commission File No.)

First Northern Community Bancorp
195 North First Street, P.O. Box 547, Dixon, California95620
(Address of principal executive offices) (Zip Code)

(707) 678-3041
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 8, 2013, First Northern Community Bancorp issued a press release announcing that it has redeemed $10 million of the $22.8 million in preferred stock it issued on September 20, 2011 to the United States Department of Treasury under the Small Business Lending Fund.  The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibit

99.1           Press Release, dated February 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 8, 2013                                                                           First Northern Community Bancorp

   (Registrant)

By:           /s/ Jeremiah Z. Smith
Jeremiah Z. Smith
Executive Vice President/
Chief Financial Officer